Exhibit 99.1

Allarity Therapeutics Announces that All Series A Preferred and All Variable Priced Warrants have Converted to Common Stock

- Conversions Eliminate All Variable Priced Derivative Securities

- Conversions Eliminate Any Market Overhang from Warrants

- Series A Preferred and Warrant Conversions were Investor Initiated

- Limited Number of Warrants Convertible at $20 Per Share Remain

- Company Has Paid Off All Bridge Notes in Full

Boston (May 7, 2024)—Allarity Therapeutics, Inc. (“Allarity” or the “Company”) (NASDAQ: ALLR), a clinical-stage pharmaceutical company dedicated to developing personalized cancer treatments, today announced that its capital structure has been simplified. This was achieved by the recent investor-initiated conversion of all outstanding Series A Preferred Stock into common stock, resulting in a single class of shares outstanding, and the conversion of 93% of the Company’s outstanding warrants, including all variable-priced warrants. Following this reduction, the Company reports that only a limited number of warrants remain unexercised, specifically 256,667 warrants, each with a fixed exercise price of $20 per share. Furthermore, the Company informs that it has fully paid off all bridge notes, totaling $1,746,630, including principal and accrued interest.

Thomas Jensen, CEO of Allarity Therapeutics, stated, “The successful conversion of these securities by our investors is a key milestone, as it streamlines our financial architecture and may enhance the attractiveness of our stock. Understanding the investment case for biotech companies like ours can be complex for investors at all levels. Therefore, we are very pleased with this development, as it allows us to focus more on sharing information about our lead asset, stenoparib, and less on explaining the intricacies of our capital structure going forward.”

About Allarity Therapeutics

Allarity Therapeutics, Inc. (NASDAQ: ALLR) is a clinical-stage biopharmaceutical company dedicated to developing personalized cancer treatments. The Company is focused on development of stenoparib, a novel PARP/Tankyrase inhibitor for advanced ovarian cancer patients, using its DRP® companion diagnostic for patient selection in the ongoing phase 2 clinical trial, NCT03878849. Allarity is headquartered in the U.S., with a research facility in Denmark, and is committed to addressing significant unmet medical needs in cancer treatment. For more information, visit www.allarity.com.

Follow Allarity on Social Media

LinkedIn: https://www.linkedin.com/company/allaritytx/

X: https://twitter.com/allaritytx

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide the Company’s current expectations or forecasts of future events. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, the implications of the changes to our capital structure for share price development. Any forward-looking statements in this press release are based on management’s current expectations of future events and are subject to multiple risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to the risk that the remaining unexercised warrants could affect our stock’s performance and the impact of market reactions to the conversions. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our Form S-1 registration statement filed on April 17, 2024, and our Form 10-K annual report on file with the Securities and Exchange Commission (the “SEC”), available at the SEC’s website at www.sec.gov, and as well as discussions of potential risks, uncertainties and other important factors in the Company’s subsequent filings with the SEC. All information in this press release is as of the date of the release, and the Company undertakes no duty to update this information unless required by law.

###

Company Contact:
investorrelations@allarity.com

Media Contact:
        Thomas Pedersen
        Carrotize PR & Communications
        +45 6062 9390
        tsp@carrotize.com